                                                                    EXHIBIT 10.3


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

        REGISTRATION RIGHTS AGREEMENT dated as of August 1996 (this "Agreement"), by and among Seven-UP/RC Bottling Company of Southern California, Inc., a Delaware corporation (the "Company"), and [insert names of holders of, or affiliated groups of holders that collectively hold, at least 5% of the Common Stock outstanding as of confirmation of the Plan] (the "Named Holders").

        WHEREAS, this Agreement is being entered into in accordance with the Plan (as hereinafter defined) in connection with the acquisition of Registrable Shares (as hereinafter defined) by the Original Holders pursuant to the Plan; and

        WHEREAS, the Company has undertaken to register the Registrable Shares under the Securities Act (as hereinafter defined) and to take certain other actions with respect to the Registrable Shares.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

        Section 1. Definitions. As used in this Agreement, the following terms
                   -----------
shall have the meanings ascribed to them below (such meanings to be equally applicable to both the singular and plural forms of the terms defined);

        "Affiliate" shall mean with respect to any Person, any other Person
         ---------
which, directly or indirectly, is in control of, is controlled by or is under common control with such Person. For purposes of this definition, "control" means the ability of one Person to direct the management and policies of another Person.

        "Agreement" shall have the meaning ascribed thereto in the preamble
         ---------
hereof.

        "Business Day" shall mean any day except a Saturday, Sunday or other day
         ------------
on which commercial banks in New York City are authorized or required by law to be closed.

        "Commission" shall mean the United States Securities and Exchange
         ----------
Commission, or any successor agency thereto.

        "Common Stock" shall mean the shares of the Company's Common Stock, par
         ------------
value $0.01 per share, to be issued pursuant to the Plan and any such shares issued after confirmation of the Plan, and includes any securities of the Company issued or issuable with respect to such shares by way of a stock split, recapitalization, merger, consolidation or other reorganization or otherwise.

        "Company" shall have the meaning ascribed thereto in the preamble
         -------
hereof.

        "Company Indemnities" shall have the meaning ascribed thereto in Section
         -------------------
9(a) hereof.

        "Disadvantageous Condition" shall have the meaning ascribed thereto in
         -------------------------
Section 4 hereof.

        "Effectiveness Period" shall have the meaning ascribed thereto in
         --------------------
Section 3(d) hereof.

        "Effective Date" shall mean the effective date of the Plan pursuant to
         --------------
the terms thereof.

        "Electing Holders" shall have the meaning ascribed thereto in Section
         ----------------
2(a) hereof.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as
         ------------
amended, and the rules and regulations thereunder, or any similar or successor statute thereto.

        "Expenses" shall mean all expenses incident to the Company's performance
         --------
of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, securities exchange and NASD fees, all fees and expenses of complying with state securities or blue sky laws (including fees, disbursements and other charges of counsel for the underwriters, if any, in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger and delivery expenses, all rating agency fees, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with "comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters, if any customarily paid by issuers and sellers of securities and the reasonable fees and disbursements at Holders' Counsel, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which discounts, commissions and transfer taxes shall be borne by the seller or sellers of Registrable
Shares in all cases.

        "Holder" shall mean (i) the Original Holders and the Electing Holders
         ------
(ii) any direct or indirect transferees of the

Original Holders and/or the Electing Holders where (x) such shares as owned by such transferees continue to be Registrable Shares and (y) such transferees have been assigned the rights of the immediate predecessor holder of such shares in accordance with Section 15 hereof; provided, however, that at any given time, Holder shall mean only the Persons among those listed in the preceding clause that as of such time own Registrable Shares.

        "Holders' Counsel" shall mean one firm of counsel chosen by Holders of a
         ----------------
majority of the outstanding Registrable Shares as of the date hereof, and where such counsel is to act as counsel to the Holders in connection with this Agreement.

        "Holder Indemnitee" shall have the meaning ascribed thereto in Section
         -----------------
9(b) hereof.

        "Initial Shelf Registration" shall have the meaning ascribed thereto in
         --------------------------
Section 3(a) hereof.

        "Loss" shall have the meaning ascribed thereto in Section 9(a) hereof.
         ----

        "Named Holders" shall have the meaning ascribed thereto in the preamble
         -------------
hereof.

        "NASD" shall mean the National Association of Securities Dealers, Inc.
         ----

        "Notified Persons" shall have the meaning ascribed thereto in Section
         ----------------
2(a) hereof.

        "Offering Documents" shall have the meaning ascribed thereto in Section
         ------------------
9(a) hereof.

        "Original Holders" shall mean the Named Holders and the Electing
         ----------------
Holders.

        "Person" shall mean any natural person, corporation, limited
         ------
partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

        "Plan" shall mean the "Debtors' First Amended Joint Plan of
         ----
Reorganization", filed under Chapter 11 of the United States Bankruptcy Code in connection with the reorganization of Seven-Up/RC Bottling Company of Southern California, Inc. and Beverage Group Acquisition Corporation. Case Nos. 96-738 and

96-739(HSB), and filed with the United States Bankruptcy Court for the District or Delaware and confirmed by such court on August 2, 1996, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

        "Public Offering" shall mean a public offering and sale of securities
         ---------------
pursuant to an effective Registration Statement.

        "Registrable Shares" shall mean the shares of Common Stock held by the
         ------------------
Holders; provided, however, that Registrable Shares shall not include any shares
         --------  -------
of Common Stock (i) that have been sold or distributed pursuant to a Registration Statement, upon such sale or distribution of such shares; (ii) that have been sold or distributed to a recipient of such shares that is allowed to sell such shares without restriction under the Securities Act and any state securities laws, upon such time as such recipient is so allowed pursuant to applicable law; or (iii) with respect to which a Holder has received an opinion, reasonably satisfactory in form and substance to such Holder, by legal counsel, reasonably acceptable to such Holder, to the effect that the public sale of such shares without restriction under the Securities Act and any state securities laws does not require the registration of such shares under the Securities Act and any state securities laws, upon the receipt of such opinion by such Holder.

        "Registration Notification" shall have the meaning ascribed thereto in
         -------------------------
Section 2(a) hereof.

        "Registration Statement" shall mean a registration statement filed on
         ----------------------
any appropriate form with the Commission providing for the registration of securities under the Securities Act.

        "Securities Act" means the Securities Act of 1933, as amended, and the
         --------------
rules and regulations thereunder, or any similar or successor statute thereof.

        "Shelf Registration" and "Shelf Registrations" shall have the meanings
         ------------------       -------------------
ascribed thereto in Section 3(b) hereof.

        "Subsequent Shelf Registration" shall have the meaning ascribed thereto
         -----------------------------
in Section 3(b) hereof.

        Section 2. Notice of Registration Rights.
                   -----------------------------

                (a) Within 20 days after the Effective Date (exclusive of the Effective Date), the Company shall provide written notice, along with a copy of the form of this Agreement ("Registration Notification"), to all Persons, or
                             -------------------------
group of Persons where each is an Affiliate of each other member of such group and is identified as such to the Company in writing, who each, pursuant to the Plan, received at least 5% of the Common Stock outstanding immediately after the Effective Date, of the right of each such Person to have the Common Stock received by such Person pursuant to the Plan registered pursuant to, and in conformity with, the terms of this Agreement (each, a "Notified Person").
                                                       ---------------
Each such Notified Person shall have 20 days after receipt of such Registration Notification to notify the Company, of such Notified Person's election to have sales of the Common Stock received by it pursuant to the Plan registered pursuant to, and in conformity with, the terms of this Agreement by delivering to the Company, in conformity with the provisions of Section 17(e) hereof, a counterpart to this Agreement signed by such Notified Person (each Notified Person so signing and delivering to the Company such counterpart, an "Electing
                                                                      --------
Holder"). Upon receipt by the Company of  a counterpart to this Agreement signed
------
by an Electing Holder, each such Electing Holder has been deemed a vary to this Agreement as of the date hereof.


                (b) This Agreement expressly contemplates that each Notified Person and each Electing Holder is a third-party beneficiary hereunder, entitled to enforce the rights granted to Notified Persons and Electing Holders hereunder in accordance with the terms hereof.

        Section 3. Registration Under the Securities Act.
                   -------------------------------------

                (a) Initial Shelf Registration. The Company shall (i) cause to
                    --------------------------
be filed as promptly as practicable but not later than 90 days after the Effective Date, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the "Initial
                                                                     -------
Shelf Registration") covering all of the Registrable Shares as of the date
------------------
hereof and providing for the sale of the Registrable Shares by the Holders and
(ii) use its best efforts to have such Initial Shelf Registration declares effective by the Commission as promptly as practicable thereafter.

                (b) Subsequent Shelf Registrations. If the Company determines to
                    ------------------------------
terminate the effectiveness of the

Initial Shelf Registration prior to the end of the Effectiveness Period (as hereinafter defined) where such termination may be effected only in compliance with the provisions of Section 4 hereof, then prior to such termination the Company shall file, and shall use its best efforts to cause the Commission to declare effective, a subsequent Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (a "Subsequent Shelf Registration" and any such Registration Statement filed
 -----------------------------
thereafter, also a Subsequent Shelf Registration) covering all of the Registrable Shares which are outstanding as of the date of such filing. (Each of the Initial Shelf Registration and any Subsequent Shelf Registration are referred to herein individually as a "Shelf Registration", and collectively as
                                      ------------------
the "Shelf Registrations"). The Subsequent Shelf Registration shall be filed
     -------------------
by the Company at such time prior to the termination of the effectiveness of the Shelf Registration then in effect which is reasonably calculated to cause the Subsequent Shelf Registration to become effective on or before the date on which the effectiveness of the Shelf Registration then in effect terminates.

        (c) Amendments to Initial Shelf Registration or Subsequent Shelf
            -------------------------------------------------------------
Registrations. If any Shelf Registration fails to be effective for any reason
-------------
(except as provided in Section 3(b)) at any time during the Effectiveness Period (as hereinafter defined) for any reason (other than because of the sale of all of the Registrable Shares covered thereby), the Company shall use its best efforts to obtain, as promptly as possible, the withdrawal of any order suspending the effectiveness thereof or to take, as promptly as possible, such other actions as may be necessary to reinstate the effectiveness thereof, and in any event shall, within 60 days of such cessation of effectiveness, either (i) amend such Shelf Registration in a manner reasonably calculated to obtain the withdrawal of the order suspending the effectiveness thereof, or (ii) file a Subsequent Shelf Registration covering all Registrable Shares as of the date of such filing.

        (d) Effectiveness Period. Subject to this Section 3 and Section 4
            --------------------
hereof, the Company shall use its best efforts to keep a Shelf Registration, or Shelf Registrations, continuously effective under the Securities Act for a period of three (3) years following the date on which the Initial Shelf Registration became effective (the "Effectiveness Period"), or such shorter
                                    --------------------
period ending on the date when there are no Registrable Shares; provided,
                                                                --------
however, that the Effectiveness Period shall be extended
-------
        by any period during which a Shelf Registration is not in effect or during which sales have been suspended, whether pursuant to Sections 4 or 6(g) hereof or otherwise. If a Subsequent Shelf Registration is filed, pursuant to Sections 3(b) or 3(c) hereof, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective promptly as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously in effect. The intent of this provision is that the Shelf Registration (including the Initial Shelf Registration and any Subsequent Shelf Registration) shall be in effect for a number of days, in aggregate, equal to three (3) years; provided, however, that
                                                --------  -------
        a Shelf Registration shall not be required to be maintained in effect after the date when (i) there are no Registrable Shares or (ii) at least two years have elapsed in the Effectiveness Period and the Registrable Shares in the Effectiveness Period and the Registrable Shares represent less than 3% of the then outstanding Common Stock.

                (e) Supplements and Amendments. The Company shall supplement or
                    --------------------------
        amend the Shelf Registration as promptly as practicable, if (i) required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, (ii) otherwise required by the Commission, or (iii) requested to do so by any Holder to the extent necessary to list such Holder as a selling securityholder in such Shelf Registration.

                Section 4. Blackout Periods. With respect to a Shelf
                           ----------------
Registration filed or to be filed pursuant to Section 3 hereof, if the Board of Directors of the Company shall determine, in its good faith reasonable judgment, that to maintain the continued effectiveness of such Shelf Registration or to permit such Shelf Registration to become effective (or if no Shelf Registration has yet been filed, to file such Shelf Registration) would be significantly disadvantageous to the Company's financial condition, business or prospects (a "Disadvantageous Condition") in light of the existence, or in anticipation, of
 -------------------------
(i) any acquisition or financing activity involving the Company, or any subsidiary of the Company, including a proposed public offering, (ii) an undisclosed material event, the public disclosure of which would have a material event, the public disclosure of which would have a material adverse effect on the Company, (iii) a proposed material transaction involving the Company or a substantial amount of its assets, or (iv) any other circumstance or condition the disclosure of which would materially disadvantage the Company, and the existence of which renders any Shelf Registration to be filed, or any Shelf Registration then filed or effective, inadequate as failing to include material information, then the Company may, until such Disadvantageous Condition no longer exists (but not with respect to more than four occasions, nor for more than 105 days in the aggregate, nor involving more than 45 days in the aggregate during any continuous 12-month period) cause the right of Holders to make dispositions of Registrable Shares pursuant to such Shelf Registration to be suspended, or in the case of a Shelf Registration that has not yet been filed, elect not to file such Shelf Registration; provided, however, that the Company may not take any
                         --------  -------
such action unless it simultaneously takes the same action with respect to any other Registration Statements of the Company that are then effective or that are contemplated or required to be filed. If the Company determines to take any action pursuant to the preceding sentence, the Company shall deliver a notice to all Holders of Registrable Shares covered or to be covered under such Shelf Registration, which indicates that the Shelf Registration is no longer effective or useable or will not be filed. Upon the receipt of any such notice, such Persons shall forthwith discontinue any sale of Registrable Shares pursuant to such Shelf Registration and any use of the prospectus contained in such Shelf Registration. If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify all Holders of Registrable Shares covered by such Shelf Registration indicating such cessation and disclosing in reasonable detail the nature and outcome of such Disadvantageous Condition. The Company shall, if any Shelf Registration required to be filed or maintained under this Agreement has been not filed, file promptly, at such time as it in good faith deems the earliest practicable time, a new Shelf Registration covering the Registrable Shares which are outstanding as of the date of such filing.

        Section 5. Expenses. The Company shall promptly pay all Expenses, and
                   --------
reimburse all Expenses incurred by any Holders, incurred in connection with any registration initiated pursuant to Section 3 or Section 4 hereof, whether or not such registration becomes effective.

        Section 6. Registration Procedures. If and whenever the Company is
                   -----------------------
required to effect any registration under the Securities Act as provided in
Section 3 hereof, the Company shall, as expeditiously as possible (subject to Section 4 hereof):

                (a) promptly prepare and file with the Commission on the requisite form a Shelf Registration to effect such registration and thereafter use its reasonable best efforts to cause such Shelf Registration to be declared effective by the commission as promptly as practicable thereafter; provided, however, that
                                                  --------  -------
the Company may discontinue any registration of its securities that are not Registrable Shares at any time prior to the effective date of the Shelf Registration relating thereto;

        (b) prepare and file with the Commission such amendments and supplements to such Shelf Registration and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration effective and to comply with the provisions of the Securities Act with respect to the offering of all Registrable Shares covered by such Shelf Registration until such time as all of such Registration Shares have been disposed of in accordance with such registration statement;

        (c) furnish to each seller of Registrable Shares covered by such Shelf Registration such number of copies of such Shelf Registration and of each amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference, if any), such number of copies of the prospectus contained in such Shelf Registration (including each preliminary prospectus, each final prospectus and any supplement to any prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in writing;

        (d) use its best efforts (i) to register or qualify all Registrable Shares and other securities covered by such Shelf Registration under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Holders of a majority of the Registrable Shares covered by such Shelf Registration shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as such Shelf Registration remains in effect and (iii) to take any other action that may be reasonably necessary or advisable to enable the sellers of Registrable Shares to consummate to disposition in such jurisdictions of the securities to be sold by sellers, except that the company shall not for any such purpose be required to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of the Section 6(d) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

        (e) use its best efforts to cause all Registrable Shares covered by such Shelf Registration to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and Holders' Counsel to enable such sellers to consummate the offering of such Registrable Shares;

        (f) use its good faith efforts to obtain and if obtained, furnish a copy to each seller of Registrable Shares of

                (i) an opinion of counsel for the Company, dated the effective date of such Shelf Registration, reasonably satisfactory in form and substance to Holder's Counsel, and

                (ii) a "comfort" letter, dated the effective date of such Shelf Registration, signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such Shelf Registration, reasonably satisfactory in form and substance to Holders' Counsel, in each case, covering substantially the same matters with respect to such Shelf Registration (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements and matters contained in such Shelf Registration, as are customarily covered in opinions of issuer's counsel and in accountant's comfort letters delivered to selling securityholders in connection with the sale of securities pursuant to "shelf" registration statements;

        (g) notify the sellers of Registrable Shares (providing, if requested by any such Persons, confirmation in writing) as promptly as practicable after becoming aware of: ()A) the filing of any prospectus or prospectus supplement or the filing or effectiveness (or anticipated date of effectiveness) of such Shelf Registration or any post-effective amendment thereto; (B) any request by the Commission for amendments or supplements to such Shelf Registration or the related prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration or the initiation of any proceedings for the purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification or registration (or exemption therefrom) of any Registrable Securities for sale in any jurisdiction in the United States or the initiation or threatening of any proceeding for such purposes; or (E) the happening of any event that makes any statement made in such Shelf Registration or in any related prospectus, prospectus supplement, amendment or document incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Shelf Registration or in any such prospectus, supplement, amendment or other such document so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus in the light of the circumstances under which they were made) not misleading;

        (h) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as promptly as practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such Shelf Registration, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

        (i) enter into customary agreements and take all such other reasonable actions in connection therewith in order to expidite or facilitate the disposition of the Registrable Shares included in such Shelf Registration;

        (j) make every reasonable effort to obtain the withdrawal of any order or other action suspending the effectiveness of any such Shelf Registration or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

        (k) if any event described in Section 6(g) hereof occurs, use its best efforts (subject to Section 4 hereof) to cooperate with the Commission to prepare as promptly as practicable, any amendment or supplement to such Shelf Registration or such related prospectus in order that such Shelf Registration and prospectus, as so amended or supplemented, shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under they were made, not misleading, or to take other action that may have been requested by the Commission; and

        (l) use its best efforts to cause all such Registrable Shares covered by such Shelf Registration to be listed on any national securities exchange or included in any automated quotation system on which securities of the same class issued by the Company are then listed or included (if the listing or inclusion of such Registrable Shares is then permitted under the rules of such exchange or interdealer quotation system).

        Section 7. Holders' Obligations.
                   ---------------------

        (a) It shall be a condition precedent to the obligations of the Company to take action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves and the Registrable Shares held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of their Registrable Shares.

        (b) Following a registration pursuant to Section 3 hereof, each Holder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of registrable Shares it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Shares. Each Holder further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(g) hereof, such Holder shall forthwith discontinue such Holder's disposition of Registrable Shares pursuant to the Shelf Registration relating to such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(k) hereof and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Shares outstanding at the time of receipt of such notice.

        (c) Should any Holder or Holders employ any underwriter or underwriters in connection with the sale of any Registrable Shares, each such underwriter shall be a nationally recognized securities firm selected by such Holder or Holders with the approval of the Company, which such approval shall not be unreasonable withheld.

        Section 8.  Preparation; Reasonable Investigation.  In connection with
                    -------------------------------------
the preparation and filing of each Shelf Registration under the Securities Act pursuant to this Agreement, the Company shall give each Holder of Registrable Shares registered under such Shelf Registration, the underwriters, if any, selected such Holders and such underwriters' respective counsel and accountants the reasonable opportunity to participate in the preparation of such Shelf Registration, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of any such Holders' Counsel and such underwriters', if any, counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        Section 9.  Indemnification.
                    ---------------

                (a) Indemnification by the Company.  In connection with any
                    ------------------------------
        Shelf Registration filed by the Company pursuant to Section 3 hereof, the Company shall, and hereby agrees to, indemnify and hold harmless, each Holder and seller of any Registrable Shares covered by such registration statement and each other Person, if any, who controls such Holder or seller, and their respective directors, officers, partners, investment advisers, agents, and Affiliates (each, a "Company
                                                              -------
        Indemnitee"), against any losses, claims, damages, liabilities (or
        ----------
        actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such Company Indemnitee is a party thereto), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other changes of legal counsel and reasonable out-of-pocket costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise ("each a Loss"), insofar as such Loss arises out of or is based upon any
                 ----
        untrue statement or alleged untrue statement of any material fact contained in any Shelf Registration, any preliminary prospectus, final prospectus or supplement thereto (collectively, "Offering Documents"),
                                                         ------------------
        or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading; provided, however, that the Company shall not liable in any
                    --------  -------
        such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Company Indemnitee specifically stating that it is expressly for use therein; and provided, further, that the Company shall not be liable
                     --------  -------
        to any Holder or seller of Registrable Shares or any other Person, if any, who controls such Person, in any such case to the extent that any such Loss arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such Person if such statement or omission was corrected in such final prospectus; provided, however, that
                                                         --------  -------
        copies of such final prospectus, as supplemented or amended, shall have been delivered to such Company Indemnitee. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee as provided for in Section 6(c) hereof.

                (b) Indemnification by the Sellers. In connection with any
                    ------------------------------
        registration statement filed by the Company pursuant to Section 3 hereof in which a Holder has registered for sale Registrable Shares, each such Holder or seller of Registrable Shares, severally and not jointly, shall, and hereby agrees to, indemnify and hold harmless the Company and each of its directors, officers, employees and agents, each other Person, if any, who participates as an underwriter in the offering or sale of such securities, each other Person, if any, who controls the Company, any such underwriter and each other seller and such underwriter's or other seller's directors, officers, stockholders, partners, employees, agents and affiliates (each a "Holder Indemnitee"),
                                                            -----------------
        against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents (or any document incorporated by reference therein) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such

        Holder or seller of Registrable Shares specifically stating that it is expressly for use therein; provided, however, that the liability of such
                                   --------  -------
        indemnifying party under this Section 9(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Holder Indemnitee and shall survive the transfer of the Registrable Shares by such Holder.

                (c) Notices of Losses, etc.  Promptly after receipt by an
                    ----------------------
        indemnified party of notice of the commencement of any action or proceeding involving a Loss referred to in Section 9(a) & (b) hereof, such indemnified party will, if a claim in respect thereof is to made against an indemnifying party, give written notice to the latter be of the commencement of such action; provided, however, that the failure of
                                         --------  -------
        any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 9(a) &
        (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from such indemnifying party of its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

                (d) Contribution.  If the indemnification provided for in this
                    ------------
        Section 9 shall for any reason be unavailable to an indemnified party under Section 9(a) or 9(b) hereof in respect of any Loss, then, in lieu of the amount paid or payable under Section 9(a) or 9(b) hereof the indemnified party and the indemnifying party under Section 9(a) or 9(b) hereof shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) in such proportion as is appropriate to reflect the relative fault of the Company and the sellers of Registrable Shares covered by the Shelf Registration which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just or equitable if contributions were to be determined by any method of allocation which does not take account of the equitable considerations referred to in this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any local and other expenses reasonably incurred by such indemnified party in connection with the investigation of or defending against any Loss which is the sugject of this Section 9(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
        Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss affected without such Person's consent.

                (e) Other Indemnification. The Company and, in connection with
                    ---------------------
        any Shelf Registration filed by the Company pursuant to Section 3, each Holder shall with respect to any required registration or other qualifiction of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act, indemnify Holder Indemnitees and Company Indemnitees respectively, against Losses or, to the extent that indemnification shall be unavailable to a Holder Indemnitee or

        Company Indemnitee, contribute to the reimbursement of the aggregate Losses of such Holder Indemnitee or Company Indemnitee in a manner similar to that specified in Sections 9(a), (b), (c), (d) and (f) hereof (with, appropriate modifications).

                (f) Indemnification Payments.  The indemnification and
                    ------------------------
        contribution required by this Section 9 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when bills are received or any Loss is incurred.

        Section 10. Registration Rights to Others.  If the Company shall at any
                    -----------------------------
time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act or the Exchange Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the Holders with respect to the Registrable Shares.

        Section 11. Adjustments Affecting Registrable Shares.  The Company
                    ----------------------------------------
shall not affect or permit to occur any combination, subdivision or reclassification of Registrable Shares that would materially adversely affect the ability of the Holders to include such Registrable Shares in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Shares under any such registration or other offering.

        Section 12. Rule 144 and Rule 144A.  Prior to the expiration of the
                    ----------------------
Effectiveness Period, the Company shall take all actions reasonably necessary to enable Holders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions, if applicable, provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

        Section 13. Amendments and Waivers.  Except as otherwise provided
                    ----------------------
herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company shall have obtained the prior written consent of both (a) the Holders of at least a majority of the

Registrable Shares affected by such amendment, modification or waiver and (b) each Holder of Registrable Shares owning more than 5% of the Company's then outstanding Common Stock.

        Section 14. Nominees for Beneficial Owners. In the event that any
                    ------------------------------
Registrable Share is held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such registrable Shares for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of the number or percentage of Registrable Shares held by any Holder or Holders contemplated by this Agreement. If the beneficial owner of any Registrable Shares so elects, the Company may require assurances reasonable satisfactory to it of such owner's beneficial ownership of such Registrable Shares.

        Section 15. Assignment. The provisions of this Agreement shall be
                    ----------
binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns including, without limitation and without the need for an express assignment, any successor by merger to the Company, and any Holders of the Registrable Shares.


        Section 16. Calculation of Percentage of Outstanding Registrable Shares.
                    -----------------------------------------------------------
For purposes of this Agreement, all references to an aggregate number of Registrable Shares or a percentage thereof shall be calculated based upon the aggregate number of Registrable Shares outstanding at the time such calculation is made and shall exclude any Registrable Shares or shares of Common Stock, as the case may be, owned by the Company or any subsidiary of the Company.

        Section 17. Miscellaneous.
                    -------------

                (a) Further Assurances. Each of the parties hereto shall execute
                    ------------------
        such documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby.

                (b) Headings. The headings in this agreement are for convenience
                    --------
        of reference only and shall not control or affect the meaning or construction of any provisions hereof.

                (c) Remedies. Each Holder, in addition to being entitled to
                    --------
        exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (d) Entire Agreement. This Agreement constitutes the entire agreement
            ----------------
and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, covenants, or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.


        (e) Notices. Any notices or other communications to be given hereunder
            -------
by any party to another party shall be in writing, shall be delivered personally, by telecopy, by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other comparable delivery service, to the address of the party set forth on Schedule A hereto or to such other address as the party to whom notice is to be given may provide in a written notice to the other parties hereto, a copy of which shall be on file with the Secretary of the Company. Notice shall be effective when delivered if given personally, when receipt is acknowledged if telecopied, three days after mailing if given by registered or certified mail as described above, and one business day after deposit if given by overnight courier service.

        (f) Governing Law. This Agreement shall be governed by and construed
            -------------
in accordance with the laws of the State of New York applicable to agreements made to be performed entirely in such State, without regard to principles of conflicts of law. The Company and the parties each hereby irrevocably submit to the jurisdiction of any New York State court sitting in the City of New York or any Federal Court sitting in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Agreement, and each irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

        (g)  Severability.  If one or more of the provisions contained herein,
             ------------
or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect, for any reason, the validity, legality and enforceability or the remaining provisions contained herein shall not be in any way affected or impaired thereby, and the provision held to be invalid, illegal or unenforceable shall be reformed to the minimum extent necessary, and in a manner as consistent with the purposes thereof as is practicable, so as to render it valid, legal and enforceable it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

        (h)  Counterparts. This Agreement may be executed in two or more
             ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                        SEVEN-UP/RC BOTTLING COMPANY OF
                        SOUTHERN CALIFORNIA, INC.


                        By:
                           ------------------------
                           Name:
                                -------------------
                           Title:
                                -------------------

Accepted and Agreed to as of the date first above written:

Dean Witter High Yield
 Securities


By:
    ---------------------
    Peter M. Avelar
    Vice President


Dean Witter High Income
 Securities


By:
    ---------------------
    Peter M. Avelar
    Vice President


High Income Advantage Trust


By:
    ---------------------
    Peter M. Avelar
    Vice President


High Income Advantage Trust II


By:
    ---------------------
    Peter M. Avelar
    Vice President

High Income Advantage Trust III


By:
    ---------------------
    Peter M. Avelar
    Vice President


Dean Witter Diversified
 Income Trust


By:
    ---------------------
    Peter M. Avelar
    Vice President


Dean Witter Select Series
 Dimensions - Diversified
  Income


By:
    ---------------------
    Peter M. Avelar
    Vice President


Variable Investment Series -
 High Yield


By:
    ---------------------
    Peter M. Avelar
    Vice President